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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2002


                             SCHOOL SPECIALTY, INC.
             (Exact name of registrant as specified in its charter)



       Wisconsin                      000-24385                      39-0971239
(State or other jurisdiction    (Commission file number)          (IRS Employer
      of incorporation)                                     Identification No.)


                               W6316 Design Drive
                           Greenville, Wisconsin 54942
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (920) 734-5712

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Item 5.  Other Events.


     On September 3, 2002, School Specialty, Inc.'s board of directors appointed David J. Vander Zanden as President and Chief Executive Officer and Leo C. McKenna as non-executive Chairman of the Board. School Specialty, Inc. (the "Company") issued a press release on September 4, 2002 regarding this matter, which is attached hereto as an exhibit and is incorporated herein by reference, except for reference to the Company's website and the information contained therein.


Item 7.  Exhibits.

Exhibit No.       Description
-----------       -----------

     99.1         Press Release dated September 4, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHOOL SPECIALTY, INC.


Date:  September 6, 2002                  /s/ David J. Vander Zanden
                                          -------------------------------------
                                          David J. Vander Zanden
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1       Press Release dated September 4, 2002.

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